Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended October 31, 2010

Accounting Method:    ☒   Accrual Basis            ☐  Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court.
Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No

Please answer the questions below:

1. Is the business still operating?	X	(2)

2. Were any assets (other than inventory) sold this month?			X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X	(3)

5. Did you open any new bank accounts this month?			X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	November 23, 2010	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period:                        10/1/2010             to             10/31/2010

CASH FLOW SUMMARY

	Current Month		Accumulated

Beginning Cash Balance	$114,275,859	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	123,394		25,249,072
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	25,000	(3)	21,873,472

Total Cash Receipts	$148,394		$145,528,057

3. Cash Disbursements
Operations	428,520		17,145,539
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	862,040		13,596,792
Other	25,000	(3)	18,525,000

Total Cash Disbursements	$1,315,560		$49,267,331

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(1,167,166)		96,260,726

5. Ending Cash Balance (to Form 2-C)	$113,108,693	(4)	$113,108,693	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$13,203,144	—	$62,133	$13,141,011
xxxxxxx0805	J.P. Morgan	—	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,519	—	—	5,519
xxxxxxx2954	New Mexico Bank & Trust	29,425	—	12,447	16,978
xxxxxxx2989	New Mexico Bank & Trust	5,979	—	—	5,979
xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984
xxxxxxx2842	New Mexico Bank & Trust	3,982,667	—	—	3,982,667
xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—
xxxxxxx0989	Bank of America	95,855,552	—	—	95,855,552

		$113,183,273	$—	$74,578	$113,108,693	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month's ending balance.
(3)	TMST Home Loans, Inc. intracompany account transfer.
(4)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        10/1/2010             to             10/31/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/1/2010	WIRE	KPMG LLP	Professional services	$54,614
10/1/2010	WIRE	Shapiro Sher Guinot & Sandler	Professional services	163,078
10/1/2010	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	13,335
10/1/2010	WIRE	Tydings & Rosenberg LLP	Professional services	10,247
10/1/2010	WIRE	Goldin Associates, LLC	Professional services	162,302
10/13/2010	WIRE	ADP Inc.	Payroll - Direct deposits	30,097
10/13/2010	WIRE	New Mexico Bank & Trust	Wire Fee	25
10/14/2010	WIRE	ADP, Inc.	Payroll taxes	13,305
10/14/2010	WIRE	New Mexico Bank & Trust	Wire Fee	25
10/25/2010	7204	Russell-Massey and Company	Trustee Surety Bond	300,000
10/27/2010	7226	Contract Employee	Contract Services	1,300
10/27/2010	7227	NM Regulation Commission	Workers’ Compensation Fee	26
10/27/2010	7228	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
10/27/2010	7229	RR Donnelley Receivables, Inc	EDGAR Filings	1,104
10/27/2010	7230	Bravo Technical Resources	Contract Services	24,111
10/27/2010	7231	Hotel Santa Fe	Contract Services	3,846
10/27/2010	7232	LuciData, Inc.	Contract Services	5,751
10/27/2010	7233	Iron Mountain Information Management	Document Storage	1,601
10/27/2010	7234	Aon Risk Services Inc of New Mexico	Workers’ Compensation Insurance	925
10/27/2010	7235	AT&T TeleConferenceServices	TeleConference Service	23
10/27/2010	7236	FedEX	Shipping	1,318
10/27/2010	7237	Epiq Bankruptcy Solutions, LLC	Professional services	8,996
10/27/2010	7238	TMST Employee	Expense reimbursement	450
10/27/2010	7239	U.S. Trustee	BK court fees	10,075
10/27/2010	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	14,664
10/27/2010	WIRE	KPMG LLP	Professional services	33,402
10/27/2010	WIRE	Tydings & Rosenberg LLP	Professional services	5,336
10/27/2010	WIRE	Goldin Associates, LLC	Professional services	182,894
10/27/2010	WIRE	Shapiro Sher Guinot & Sandler	Professional services	202,122
10/27/2010	WIRE	New Mexico Bank & Trust	Wire Fees	150
10/27/2010	WIRE	ADP Inc.	Payroll - Direct deposits	21,325
10/28/2010	WIRE	ADP, Inc.	Payroll taxes	8,829
10/28/2010	WIRE	New Mexico Bank & Trust	Wire Fee	25

			Total Cash Disbursements	$1,277,874	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        10/1/2010             to             10/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
10/4/2010	Cenlar	Investor P43 P&I Remittance Sept 2010	$67,722
10/4/2010	Cenlar	Investor Z43 P&I Remittance Sept 2010	33,932
10/20/2010	Wells Fargo Bank	Credit Risk Advisor Fee	421
10/21/2010	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance Sept 2010	8,999
10/22/2010	TMST Employee	Expense reimbursement	20
10/25/2010	Wells Fargo Bank	Credit Risk Advisor Fee	983
10/25/2010	Wells Fargo Bank	Reinvestment Income	284
10/25/2010	US Bank	Credit Risk Advisor Fee	629

		Total Cash Receipts	$112,991	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        10/1/2010             to             10/31/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/27/2010	15517	MIDCON Data Services LLC	Document Storage	$2,065
10/27/2010	15518	CT Corporation System	Foreign Representation	3,734
10/27/2010	15519	Pepper Hamilton LLP	Professional services	5,618
10/27/2010	15520	U.S. Trustee	BK court fees	975

			Total Cash Disbursements	$12,392	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        10/1/2010             to             10/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
10/1/2010	New Mexico Bank & Trust_Acct xxx2989	Account Transfer	$25,000
10/22/2010	State of Texas	Tax Return	635

		Total Cash Receipts	$25,635	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        10/1/2010             to             10/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        10/1/2010             to             10/31/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/1/2010	Transfer	New Mexico Bank & Trust_Acct xxx2954	Account Transfer	$25,000
10/8/2010	ACH	ADP Financial Services	Payroll processing	91
10/22/2010	ACH	ADP Financial Services	Payroll processing	203

			Total Cash Disbursements	$25,294	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        10/1/2010             to             10/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
10/31/2010	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        10/1/2010             to             10/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        10/1/2010             to             10/31/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

			Total Cash Disbursements	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        10/1/2010             to             10/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
10/31/2010	Bank of America	Interest	$9,768

		Total Cash Receipts	$9,768	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:                        October 31,2010

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)		$113,108,693	$16,848,967
Accounts Receivable (from Form 2-E)		939,008	9,403,326
Receivable from Officers, Employees, Affiliates (2)		—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,304,028	4,807,453
	Accrued interest receivable	—	47,878

Total Current Assets		115,351,729	31,107,624

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		1,134,517	533,109

Net Fixed Assets		66,823	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	—	87,104,385
	Investment in subsidiaries (3)	(6,000,000)	21,244,747
	Loan held for sale	2,015,230	8,359,404
	Deposits	3,605,000	300,000

TOTAL ASSETS		$115,038,782	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E) (4)		$1,231,478	$—
Post-petition Accrued Professional Fees (from Form 2-E)		2,960,593	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable(List):	Contingent obligations (5)	3,296,287	—
		—

Total Post Petition Liabilities		7,488,358	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt (3)		3,421,761,237	3,664,898,118

Total Pre Petition Liabilities		3,421,761,237	3,664,898,118

TOTAL LIABILITIES		3,429,249,595	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition		(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (6)		470,224	—

TOTAL OWNERS’ EQUITY		(3,314,210,813)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$115,038,782	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.
(4)	Accounts Payable include $625,772 payable to CSI & RBS/Greenwich for the transfer of mortgage servicing rights associated with certain whole mortgage loans effective April 1, 2010. Balance includes monthly P&I received by THML after the transfer date, net of any advances paid by TMHL, as stipulated to by the parties.
(5)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(6)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From:                        October 1, 2010             to             October 31, 2010

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$9,769	$5,608,683
Mortgage servicing income	7,294	21,711,006

Net Operating Revenue	17,063	27,319,689

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	17,063	28,514,765

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	144,676	25,138,727
Rents and Leases	25,000	818,262
Depreciation, Depletion and Amortization	33,412	601,416
Other (list):	—	—
	—	—

Total Operating Expenses	203,088	27,453,795

Operating Income / (Loss)	(186,025)	1,060,970

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	12,742,709

Net Non-Operating Income / (Expenses)	—	16,111,611

Reorganization Expenses
Legal and Professional Fees	604,938	16,242,562
Other Reorganization Expense	22,502	459,795

Total Reorganization Expenses	627,440	16,702,357

Net Income / (Loss) Before Income Taxes	(813,465)	470,224

Federal and State Income Tax Expense / (Benefit) (5)	—	—

NET INCOME / (LOSS)	$(813,465)	$470,224

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $14.1 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $9.6 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes a $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        October 1, 2010             to             October 31, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal		$9,093	$9,093	10/14/2010	Wire	$—
	$—	6,144	6,144	10/28/2010	Wire	—

State	—	1,856	1,856	10/14/2010	Wire	—
		1,270	1,270	10/28/2010	Wire	—

FICA Tax Withheld	—	1,178	1,178	10/14/2010	Wire	—
		708	708	10/28/2010	Wire	—

Employer’s FICA Tax	—	1,178	1,178	10/14/2010	Wire	—
		708	708	10/28/2010	Wire	—

Unemployment Tax
Federal	—	—	—			—

State	—	—	—			—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—	—	—			—

TOTALS	$—	$22,134	$22,134			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2011	7/1/2011

General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2011	8/11/2011

Property (Fire, Theft) (1)	N/A

Vehicle (1)	N/A

Directors & Officers (Excess)	N/A

Directors & Officers (Primary)	N/A

Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2011	10/28/2011

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        10/1/2010             to             10/31/2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$225		$710,575
30 to 60 days	—		737,336
61 to 90 days	—		725,797
91 to 120 days	—		217,455
Over 120 days	492,676		1,800,909
Unavailable	319,962	(3)

Total Post Petition	812,863

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	939,008
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$939,008

	Total Post Petition

	Accounts Payable		$4,192,071

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	20,500	43,582		152,528
Unsecured Creditors’ Financial Advisor	—	—	—		891
Chapter 11 Trustee (4)	—	75,000	—		900,000
Trustee’s Counsel	—	260,000	365,200		737,505
Trustee’s Financial Advisor	—	250,000	345,196		677,331
Trustee’s Tax Advisor (5)		—	88,016		33,429
Claims Agent	—	9,000	8,996		9,000

Total	$410,304	$614,500	$850,990		$2,960,593

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        10/1/2010             to             10/31/2010

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:                        October 31, 2010

QUARTERLY DISBURSEMENT CALCULATION

		TMST, Inc., et al.

1.	Disbursements made in calendar quarter
	October 2010	$1,290,560
	November 2010
	December 2010

	Quarterly Total	$1,290,560

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of October 31, 2010

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)		8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	—	492,482	—
New Mexico Bank & Trust		10/28/2010	225	225	—	—	—	—	—
Borrower Escrow Advance Balance	(2)	Various	294,208	—	—	—	—	—	294,208
Borrower Corporate Advance Balance	(2)	Various	25,375	—	—	—	—	—	25,375
Borrower Inspection Fees	(2)	Various	379	—	—	—	—	—	379

Total Post Petition Accounts Receivable			$812,863	$225	$—	$—	$—	$492,676	$319,962

Pre Petition		Date	Amount
Thomas G. Ennis, Premium Recapture		4/30/2009	6,887
Borrower Escrow Advance Balance	(2)	Various	119,108
Borrower Inspection Fees	(2)	Various	150

Total Pre Petition Accounts Receivable			$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of October 31, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick, Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick, Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick, Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick, Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Goldin Associates, LLC	05/31/10	49,328	—	—	—	—	49,328
KPMG LLP	05/31/10	11,425	—	—	—	—	11,425
Quinn Emanuel Urquhart Oliver & Hedges	05/31/10	14,175	—	—	—	—	14,175
Shapiro Sher Guinot & Sandler	05/31/10	58,890	—	—	—	—	58,890
Tydings & Rosenberg LLP	05/31/10	3,544	—	—	—	—	3,544
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	06/01/10	5,500	—	—	—	—	5,500

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of October 31, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Goldin Associates, LLC	06/30/10	51,239	—	—	—	—	51,239
KPMG LLP	06/30/10	9,096	—	—	—	—	9,096
Quinn Emanuel Urquhart Oliver & Hedges	06/30/10	17,892	—	—	—	—	17,892
Shapiro Sher Guinot & Sandler	06/30/10	75,301	—	—	—	—	75,301
Tydings & Rosenberg LLP	06/30/10	5,559	—	—	—	—	5,559
Cenlar	06/30/10	3,244	—	—	—	—	3,244
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	07/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	75,000	—
Goldin Associates, LLC	07/31/10	38,136	—	—	—	38,136	—
J.H. Cohn LLP	07/31/10	891	—	—	—	891	—
KPMG LLP	07/31/10	4,557	—	—	—	4,557	—
Quinn Emanuel Urquhart Oliver & Hedges	07/31/10	3,151	—	—	—	3,151	—
Shapiro Sher Guinot & Sandler	07/31/10	36,552	—	—	—	36,552	—
Tydings & Rosenberg LLP	07/31/10	2,448	—	—	—	2,448	—
Cenlar	07/31/10	23,371	—	—	—	23,371	—
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	—	27,575	—
American Stock Transfer & Trust	08/01/10	5,775	—	—	—	5,775	—
Credit Suisse International	08/24/10	317,285	—	—	317,285	—	—
RBS/Greenwich	08/24/10	87,805	—	—	87,805	—	—
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	75,000	—	—
Goldin Associates, LLC	08/31/10	44,418	—	—	44,418	—	—
KPMG LLP	08/31/10	8,350	—	—	8,350	—	—
Quinn Emanuel Urquhart Oliver & Hedges	08/31/10	3,604	—	—	3,604	—	—
Shapiro Sher Guinot & Sandler	08/31/10	46,547	—	—	46,547	—	—
Tydings & Rosenberg LLP	08/31/10	1,260	—	—	1,260	—	—
Credit Suisse International	08/31/10	84,581	—	—	84,581	—	—
RBS/Greenwich	08/31/10	29,372	—	—	29,372	—	—
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	—	27,575	—	—
American Stock Transfer & Trust	09/01/10	5,775	—	5,775	—	—	—
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	75,000	—	—	—
Credit Suisse International	09/30/10	74,311	—	74,311	—	—	—
Goldin Associates, LLC	09/30/10	244,212	—	244,212	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	09/30/10	12,308	—	12,308	—	—	—
RBS/Greenwich	09/30/10	32,417	—	32,417	—	—	—
Shapiro Sher Guinot & Sandler	09/30/10	260,216	—	260,216	—	—	—
Tydings & Rosenberg LLP	09/30/10	8,088	—	8,088	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of October 31, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Investment Management	09/30/10	8	—	8	—	—	—
Thornburg Mortgage Advisory Co	09/30/10	25,000	—	25,000	—	—	—
American Stock Transfer & Trust	10/01/10	5,775	5,775	—	—	—	—
Len's Computer Supplies	10/19/10	7,350	7,350	—	—	—	—
Bravo Technical Resources	10/27/10	3,808	3,808	—	—	—	—
Symantec SMB Renewals	10/28/10	3,845	3,845	—	—	—	—
TMST Contract Employee	10/28/10	1,300	1,300	—	—	—	—
RR Donnelley	10/29/10	3,320	3,320	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	10/31/10	9,000	9,000	—	—	—	—
Goldin Associates, LLC	10/31/10	250,000	250,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	10/31/10	12,500	12,500	—	—	—	—
Shapiro Sher Guinot & Sandler	10/31/10	260,000	260,000	—	—	—	—
Tydings & Rosenberg LLP	10/31/10	8,000	8,000	—	—	—	—
Cenlar	10/31/10	21,779	21,779	—	—	—	—
Iron Mountain Information Management	10/31/10	917	917	—	—	—	—
Iron Mountain Information Management	10/31/10	463	463	—	—	—	—
LuciData, Inc.	10/31/10	1,500	1,500	—	—	—	—
Thornburg Investment Management	10/31/10	18	18	—	—	—	—
Thornburg Mortgage Advisory Co	10/31/10	25,000	25,000	—	—	—	—
Payroll Accrual	10/31/10	21,000	21,000	—	—	—	—

Post Petition Accounts Payable		4,192,071	710,575	737,336	725,797	217,455	1,800,909

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending October 31, 2010

EXPLANATORY STATEMENT RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.